THIRD AMENDMENT

                                TO

                   AGREEMENT FOR FACILITIES LEASE

                             between


                      BRAZOS RIVER LEASING L.P.

                                and

            DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                  Dated as of September 16, 1994















This Third Amendment to Agreement for Facilities Lease has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ____. To the extent, if any, that this Third Amendment to Agreement for Facilities Lease constitutes chattel paper (as such term is defined in the Uniform Commercial code as in effect in any jurisdiction), no security interest in this Third Amendment to Agreement for Facilities Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

            THIRD AMENDMENT TO AGREEMENT FOR FACILITIES LEASE

       This Third Amendment to Agreement for Facilities Lease is made and entered into as of September 16, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                         W I T N E S S E T H:

       WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into an Agreement for Facilities Lease, dated as of April 23, 1992 (the "Agreement for Facilities Lease"); and

       WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Agreement for Facilities Lease to increase the permitted expenditure amount for Facilities and to otherwise set forth their mutual agreement; and

       WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility acquired by Brazos under the Agreement for Facilities Lease.

       NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Agreement for Facilities Lease is hereby amended as follows:

        1. Section 2.02 of the Agreement for Facilities Lease is hereby amended by deleting the reference to "$1,000,000" andinserting in lieu thereof $1,200,000."

        2. Brazos and Diamond Shamrock R & M agree that this Third Amendment to Agreement for Facilities Lease shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of Amendment No. 3 to the Credit Agreement by the necessary parties under the Credit Agreement.

        3. Defined terms used in this Third Amendment to Agreement for Facilities Lease and not otherwise defined herein have the meanings ascribed to those terms in the Agreement for Facilities Lease.

       IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Third Amendment to Agreement for Facilities Lease to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                BRAZOS RIVER LEASING L.P.

                                By:  Headwater Investments L.P.,
                                     its General Partner

                                     By: Headwater Holdings, Inc.,
                                         its General Partner


                                     By: /S/ GREGORY C. GREENE
                                             President



                                DIAMOND SHAMROCK REFINING
                                     AND MARKETING COMPANY


                                By: /S/ R.C. BECKER
                                        Vice President and Treasurer

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